UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

Commission File Number: 333-147349

CHINA POWER EQUIPMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	20-5101287
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

6th Floor, Fei Jing International, No. 15 Gaoxin 6 Road Hi-tech Industrial Development Zone Xi’an, Shaanxi, China 710075
(Address of principal executive offices)
86-29-8831-0282\ 8831-0560
(Registrant’s telephone number, including area code)
________________________________
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Securities Purchase Agreement

On November 30, 2009, China Power Equipment, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a number of accredited investors named therein (the “Buyers”), providing for the sale to the Buyers of an aggregate of 4,166,667 shares (the “Shares”) of the Company’s series B convertible preferred stock, par value $0.001 per share (the “Series B Preferred Stock”), with attached warrants (the “Warrants”) to purchase a total of 1,000,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), in consideration of an aggregate purchase price of $5,000,000 (the “Private Placement”). The Series B Preferred Stock is convertible into 4,166,667 shares of Common Stock.   The Series B Preferred Stock does not pay annual dividends and shall not have any voting rights except as required by law. The Private Placement was completed and closed on December 2, 2009 (the “Closing Date”). A form of such Purchase Agreement is filed herewith as Exhibit 10.1.

The Purchase Agreement contains representations and warranties of the Company and the Buyers which are customary for transactions of this type. It also obligates the Company to indemnify the Buyers for any losses arising out of any breach of the agreement or failure by the Company to perform with respect to the representations, warranties or covenants contained in the agreement.

Covenants

The Company also entered into several covenants in the Purchase Agreement.  These covenants include:

•
Applying for listing on a national securities exchange within 180 days after the Company becomes eligible for such listing and using commercially reasonable efforts to have the listing completed thereafter; failure to apply for the listing on a national securities exchange within prescribed period of time will result in payment of liquidated damages to the Buyers at a rate of 0.5% of the purchase price of the shares of Series B Preferred Stock, or the shares underlying Series B Preferred Stock, then owned of record by the Buyers, for each thirty (30) day period (pro rata for any period less than thirty days) with the total amount of such liquidated damages not to exceed 4.0% of the purchase price paid by the Buyers;

•	Allocating $300,000 from the proceeds of the financing to be retained in escrow for the payment of professional fees, including audit and legal fees, which are payable subsequent to the Closing Date;

•
Delivery of additional shares of Common Stock to the Buyers on a pro rata basis for no additional consideration in the event that the Company’s income from operations for each of the fiscal years ending December 31, 2009 and 2010 is less than $4,500,000 and $7,000,000 respectively, which number of shares should be equal to the percentage of variation between the actual net income and the target net income, provided that no additional shares shall be delivered to the Buyers if such variation is 10% or less;

•
Directors, officers and affiliates of the Company may not sell any shares of Common Stock in the public market during the period which is the lesser of 18 months from the Closing Date or until the date when the Buyers hold less than 20% of the Shares;

•
The Company may not effect any financing involving issuance of convertible securities with a conversion price based on the trading prices of the Company’s stock after the issuance of such securities or subject to reset provisions depending on a future event; or issuance of securities in transactions granting to purchasers the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to such purchaser in such offering, which restrictions shall be valid for the period which is the lesser of 18 months from the Closing Date or until the date when the Buyers hold less than 20% of the Shares;

•	On or before December 1, 2010, the Company shall retain a top 10 audit firm that is mutually acceptable to the Company and the Buyers;

•
Structuring the Company’s board of directors to be composed of five or seven directors of which a majority shall be independent and the board of directors shall appoint an audit committee comprised of independent directors within 90 days after the Closing Date.

The Warrants are exercisable for a period of three years from the date of issuance at an initial exercise price of $2.40. After six months following the date of issuance, the Buyers may exercise the Warrants on a cashless basis if the shares of Common Stock underlying the Warrants (the “Warrant Shares”) are not then registered pursuant to an effective registration statement.  In the event the Buyers exercise the Warrants on a cashless basis, then the Company will not receive any proceeds.  The Company has the right, on at least ten (10) day written notice, to require  that the holders of the Warrants exercise the Warrants in full and in the event the holders fail to do so, to redeem the outstanding Warrants at a price of one cent ($.01) per share, provided that the market price of the Company’s Common Stock shall equal or exceed $3.50 on each trading day for the consecutive twenty (20) trading days and there is an effective registration statement covering the resale of the Warrant Shares by the holders.  If there is no such effective registration statement covering the resale of the Warrant Shares by the holders, the Company may require the holders to exercise the Warrants on a cashless basis. A form of the Warrant is filed herewith as Exhibit 10.3.

Make Good Escrow Agreement

In connection with the Purchase Agreement, the Company also entered into a Make Good Escrow Agreement dated as of November 30, 2009 with the Buyers and Escrow, LLC (the “Escrow Agent”), where the Company committed to place 2,080,000 shares of Common Stock into escrow to be delivered to the Buyers if the Company fails to achieve the income targets as set forth in the Purchase Agreement. A form of such Make Good Escrow Agreement is filed herewith as Exhibit 10.2.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

On December 4, 2009, the Company issued a press release announcing the sale of the Shares to the Buyers, a copy of which is attached hereto as Exhibit 99.1.

Item 3.02            Unregistered Sales of Equity Securities

Reference is made to Item 1.01 for information relating to the issuance of securities pursuant to the Purchase Agreement.

The issuances of the Company’s securities described herein were effectuated pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act and/or Regulation D promulgated thereunder.

Item 3.03   Material Modification to Rights of Security Holders

Reference is made to Item 1.01 for information relating to the modification of rights of holders of our Common Stock.

Item 9.01   Financial Statements and Exhibits

(d)     Exhibits

Number	Description

3.1
Articles Supplementary to the Articles of Incorporation of China Power Equipment, Inc. designating the Series B Convertible Preferred Stock as filed with the Maryland State Department of Assessments and Taxation.

10.1	Form of Securities Purchase Agreement dated November 30, 2009, by and among the Company and the Buyers named therein.

10.2	Form of Make Good Escrow Agreement dated November 30, 2009, by and among the Company, Escrow, LLC and the Buyers named therein.

10.3	Form of Warrant.

99.1	Press Release of the Company dated December 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Power Equipment, Inc.

December 4, 2009	By:	/s/ Yongxing Song
Name: Yongxing Song
Title: Chief Executive Officer and President